Cybersecurity Risk Management and Strategy Disclosure	12 Months Ended
Sep. 30, 2025
Cybersecurity Risk Management, Strategy, and Governance [Abstract]
Cybersecurity Risk Management Processes for Assessing, Identifying, and Managing Threats [Text Block]	Cybersecurity

The Board of Directors has primary oversight responsibility for managing cybersecurity risks within the organization. At the management level, the Chief Executive Officer and the Chief Financial Officer are responsible for assessing and addressing material cybersecurity risks and incidents. They regularly engage with our IT service provider and business operations teams to review cybersecurity performance metrics, identify top risks, and evaluate the progress of cybersecurity programs and initiatives.

As of the date of this report, the Company has not encountered any cybersecurity incidents deemed material to the Company as a whole.